                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  April 26, 1995

                            THE WEST COMPANY, INCORPORATED
                (Exact name of registrant as specified in its charter)


     Pennsylvania                  0-5884              23-1210010
     (State or other jurisdiction  (Commission File    (IRS Employer
     of incorporation)             Number)             Identification No.)



     P.O. Box 645, 101 Gordon Drive, Lionville, Pennsylvania     19341-0645
     (Address of principal executive offices)                    (Zip Code)

     Registrant's telephone number, including, area code:        610-594-2900


                                    Not Applicable
             (Former name or former address, if changed from last report)

     Item 2.   Acquisition or Disposition Of Assets.

          On March 24, 1995, The West Company, Incorporated, a Pennsylvania corporation (the "Company"), Paco Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Purchaser") and Paco Pharmaceutical Services, Inc., a Delaware corporation (" Paco"), executed an Agreement and Plan of Merger (the "Merger Agreement").

          Pursuant to the Merger Agreement, on April 26, 1995, Purchaser purchased 3,951,595 shares of common stock, par value $.01 per share (the "Shares"), of Paco, at $12.25 per Share, pursuant to a tender offer commenced on March 30, 1995 (the "Offer"). As a result of consummation of the Offer, Purchaser acquired majority control of Paco as the first step in the acquisition of the entire equity interest in Paco.

          On April 27, 1995, Paco's stockholders voted to approve and adopt the Merger Agreement and on April 27, 1995 (the " Effective Time"), Purchaser was merged with and into Paco (the "Merger"), with Paco continuing as the surviving corporation. As a result of the Merger, on April 27, 1995 Paco became a wholly-owned subsidiary of the Company. On April 27, 1995, the Company issued a press release relating to consummation of the Merger, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

          In the Merger, each then outstanding share (other than Shares held by the Company, Purchaser or any other subsidiary of the Company, Shares held in the treasury of Paco or those shares with respect to which dissenters' rights have been exercised pursuant to the Delaware General Corporation
     Law), constituting an aggregate of 4,372,000. Shares on a fully-diluted basis, was converted into the right to receive $12.25 net in cash, for an aggregate amount of approximately $53.6 million (the "Merger Consideration").

          The total amount of funds required by Purchaser to acquire all outstanding Shares pursuant to the Offer and the Merger, consummate the transactions contemplated by the Merger Agreement and to pay related fees and expenses is estimated to be approximately $55 million. The Company has provided these funds to Purchaser by contributing equity and advancing funds.

          The, Company obtained such funds (i) from its general corporate funds,
     (ii) from general corporate funds of wholly-owned subsidiaries and (iii) by borrowing under two separate revolving credit agreements, (each a
     " Credit Agreement" and collectively, the Credit Agreements", with CoreStates Bank, N.A. ("CoreStates"). The first Credit Agreement, dated October 21, 1994 between the Company and CoreStates provides for revolving credit advances up to $30 million.  Each advance made under the  Credit Agreement bears interest at  the applicable  LIBOR rate,
     as adjusted;  plus the applicable premium thereon  calculated   with
     reference  to certain leverage ratios.   The Credit  Agreement provides
     for maturity of all loans made thereunder no later than October 20, 1995, but is renewable at CoreStates' option, for an additional period of 364 days. The second Credit Agreement between a wholly-owned subsidiary and CoreStates , dated November 18, 1994, provides for revolving credit advances up to DM35 million. Each advance under the Credit Agreement bears interest at the applicable LIBOR rate plus .40% per annum, unless the fixed rate offered is accepted. The Credit Agreement provides for maturity of all loans made thereunder no later than November 17, 1995, but is renewable for two additonal one year periods, at the subsidiary 's option. Drawdowns were made by the subsidiary to repay an intercompany loan from the Company. Additionally, the Credit agreements contain customary affirmative and negative covenants. The consummation of the transactions contemplated by the Offer does not constitute a violation under the Credit Agreements.

          The Company intends to refinance on a more permanent basis, all or part of the funds to be used in connection with the Offer and to be borrowed under the Credit Agreements. The Company, however, has not currently concluded a plan or entered into arrangements to complete this refinancing.

     Item 7.    Financial Statements and Exhibits.                   Page
                                                                     ----
          The following financial statements and exhibits are filed herewith unless otherwise indicated:

          (a)  Financial Statements of Businesses Acquired


               Consolidated balance sheets of PACO and subsidiaries as of March 31, 1994 and 1993 and related consolidated statements of operations, changes in stockholders' equity (deficit) and cash flows for the years ended March 31, 1994, 1993 and 1992 (incorporated by reference to PACO's Annual Report on Form 10-K for the fiscal year ended March 31, 1994).

               Consolidated  balance  sheet   of  PACO and  subsidiaries  as of
               December 31, 1994 and related consolidated statements of income and cash flows for the nine months ended December
               31, 1994 (incorporated  by reference to PACO's Quarterly
               Report on Form 10-Q  for the quarterly period ended  December 31,
               1994).

          (b)  Pro Forma Financial Information

               Pro forma condensed consolidated balance sheet at              4
               December 31, 1994.

               Pro  forma condensed  consolidated statement  of income,       7
               for the year  ended  December 31, 1994.


          (c)  Exhibits:

          99.1 Agreement and Plan of Merger, dated March 24, 1995, among the Company, Purchaser and Paco (incorporated by reference to Exhibit (c)(1) of the Company's Tender Offer Statement on
                Schedule 14D-1 filed with the Securities and Exchange Commission on March 30, 1995 (the "Schedule 14D-1")).


          99.2 Text  of  Press Release,  dated  April 27,  1995, issued       9
               by the Company.

          99.3 Credit Agreement dated October 21, 1994 by and between the Company and CoreStates, as amended (incorporated by reference to Exhibit (b)(1) of the Schedule 14D-1).

     The West Company, Inc. and subsidiaries
     Pro Forma Financial Information
     (U.S. dollars in thousands, except share and per share data)



     The following proforma condensed consolidated balance sheet of The West Company, Inc. and subsidiaries consolidates on a purchase basis the net assets of Paco Pharmaceutical Services, Inc. and subsidiaries as if 100% of Paco had been acquired on December 31, 1994. The actual purchase occurred on April 26, 1995 , when The West Company, Inc. purchased 3,951,595 shares of the common stock of Paco Pharmaceutical Services for cash equal to $12.25 per share. On April 27, 1995, Paco's stockholders voted to approve and adopt the Merger Agreement and as a result the Company acquired the remaining shares and Paco became a wholly owned subsidiary of the West Company, Inc. on that date.
     The following financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31 , 1994 and Paco's Annual Report on Form 1O-K for the year ended March 31, 1994 and Paco's Quarterly report on Form
     1O-Q for the period ended December 31, 1994 incorporated herein by reference. The proforma balance sheet reflects the acquisition of 100% of Paco's outstanding common stock after giving effect to the exercise of all options to purchase Paco common stock , related expenses, and certain purchase accounting adjustments as described in notes hereto:



     Condensed Consolidated Balance Sheet:
     As of December 31, 1994

                                                                  Adjustments                     Pro
                                                  West      Paco           E.     Reference     Forma
     Assets:                                                           2,500}            A.
     Cash and equivalents                       27,200     2,500    (21,000)}            F.    11,200
     Marketable securities                           0     5,200                                5,200
     Accounts receivable                        57,800     8,500                               66,300
     Inventories                                38,100     5,200                               43,300
     Other current assets                       13,600     1,800                               15,400
                                               -------    ------     --------                 -------
     Total current assets                      136,700    23,200     (18,500)                 141,400
                                               -------    ------     --------                 -------




     Net property, plant & equipment           192,200    29,700                              221,900
     Investments                                21,900         0                               21,900
     Intangible assets, including goodwill      33,900     6,000     (6,000)}            D.    49,700
                                                                     14,300 }            F.
                                                                      1,500 }            G.
     Other assets and deferred charges          12,700       100                               12,800
                                               -------    ------     --------                 -------
     Total assets                              397,400    59,000      (8,700)                 447,700
                                               -------    ------     --------                 -------
                                               -------    ------     --------                 -------

     Liabilities and Equity:
     Notes payable                               2,700                                          2,700
     Long-term debt, current maturities         19,200                                         19,200
     Accounts payable                           19,300     3,200                               22,500
     Other current liabilities                  45,100     2,100        1,500              G.  48,700
                                               -------    ------      --------                -------
     Total current liabilities                  86,300     5,300        1,500                  93,100
                                               -------    ------      --------                -------
                                                                       32,600}             F.
     Long- term debt                            35,900     3,100        1,200}             B.  72,800
     Deferred income taxes                      24,400     6,500         (900)           B.C.  30,000
     Other noncurrent liabilities               21,600         0        1,000              C.  22,600

     Minority interests                          1,900         0                                1,900
     Shareholders' Equity:
       Common stock                              4,200       100        (100)              F.   4,200
                                                                       2,500}              A.
       Capital in excess of par value           23,200    57,600     (60,100)}             F.  23,200
       Cumulative translation adjustments       17,100         0           0                   17,100
       Retained earnings                       189,800  (13,600)        (700)}             B. 189,800
                                                                        (600)}             C.
                                                                      (6,000)}             D.
                                                                      20,900               F.
                                               -------   -------    ---------                --------
                                               234,300    44,100     (44,100)                 234,300
       Treasury Stock                            7,000         0            0                   7,000
                                               -------   -------    ---------                --------
       Total shareholders' equity              227,300    44,100     (44,100)                 227,300
                                               -------   -------    ---------                --------
     Total liabilities & equity                397,400    59,000      (8,700)                 447,700
                                               -------   -------    ---------                --------
                                               -------   -------    ---------                --------

     Notes:

     Adjustments to Paco:

     A) Record exercise of options to acquire 371,000 of Paco common shares by Paco's employees and directors for an aggregate exercise price of $2,500. This increases the Paco common shares outstanding to 4,372,000.

     B) Restate Paco's long- term debt ( convertible subordinated debentures) to fair market value, based on current interest rate of 6 1/2% . This results in an estimated value equal to the subordinated debentures' par value of $4,300. Deferred taxes applicable to the difference in basis are recorded.

     C) Accrue liability for the excess of the projected benefit obligation over the net assets of Paco's noncontributory pension plan covering all nonunion employees. This amounts to $1,000 based on the latest information available. Deferred taxes applicable to the difference in basis are recorded.

     D) Eliminate goodwill previously recorded by Paco.

     E) Except as noted above all assets and liabilites are included at
     Paco's historical value in the accompanying proforma balance sheet. The
     Company  is  undertaking  studies,   including  appraisals  as
     appropriate, to establish the fair market value of the individual assets and liabilities of Paco . Final results of these studies, not expected to be available for several months, will be used to establish the opening balance sheet carrying values for Paco's net assets.

     Record Acquisition:

     F) Record the Company's purchase of all Paco common shares outstanding at $12.25 per share, for a total consideration of $53,600. Such amount was financed using available cash of approximately $21,000 and available long-term credit facilities of $32,600.

     G) Record liability for fees and expenses related to the acquisition and merger totalling approximately $1,500.

     The West Company, Inc. and subsidiaries
     Pro Forma Financial Information
     (U.S. dollars in thousands, except share and per share data)

     The following proforma condensed consolidated income statement for the year ended December 31, 1994 presents the results of operations of The West Company, Inc. and subsidiaries after giving effect to the acquisition of 100% of Paco Pharmaceutical Services, Inc. and subsidiaries as if such acquisition had occurred on January 1, 1994. The adjustments required are described in the notes following the
     proforma statement.   The financial  information should be  read in
     conjunction with Company's Annual Report on Form 1O-K for the year ended December 31, 1994 and Paco's Annual Report on Form 10-K for the year ended March 31, 1994 and Paco's Quarterly report on Form 10-Q for the period ended December 31, 1994 incorporated herein by reference.


     Condensed Consolidated Statement of Income
     For the year ended December 31, 1994

                                                                         Adjustment                Pro
                                                           West      Paco   A)4.       Reference  Forma
     Net sales                                          365,100    64,800                        429,900
     Cost of goods sold                                 249,000    56,200                        305,200
                                                        -------    ------   ------               -------
     Gross profit                                       116,100     8,600                        124,700
                                                                            (1,600)}        A
     Selling, general and administrative expenses        69,000     5,400      400 }        C.    73,200
     Other expense, net                                   1,700       100                          1,800
                                                        -------    ------    ------              -------
     Operating profit                                    45,400     3,100    1,200                49,700
     Interest expense                                     3,300       200    2,700          B.     6,200
                                                        -------    ------    ------              -------
     Income before income taxes and minority interests   42,100     2,900   (1,500)               43,500
     Provision for income taxes                          13,400       600     (500)         D.    13,500
     Minority interests                                   1,900         0        0                 1,900
                                                        -------    ------    ------              -------
     Income from consolidated operations                 26,800     2,300   (1,000)               28,100
     Equity in net income of affiliated companies           500         0                            500
                                                        -------    ------    ------              -------
     Net income                                          27,300     2,300   (1,000)               28,600
                                                        -------    ------    ------              -------
                                                        -------    ------    ------              -------




     Net income per share:                                 1.70                                     1.78

     Average shares outstanding (thousands)               16,054                                   16,054

     Notes:

     A.) Record reduction of Paco selling, general and administrative expense to reflect:

          1. Elimination of administrative  expenses   related  to   Paco's
             public reporting obligations estimated at $800 per annum

          2. Synergies of the sales and marketing organizations with an estimated annual saving of $600.

          3. Elimination of amortization of Paco goodwill of $200


          4. Additional  synergies  are  expected  to   be  identified,  but  no
             estimate is available.


     B.) Record additional interest expense at the rate of LIBOR plus 40 basis points on net cash requirements as follows:
          Cash required for the following:

          1. Cost of acquiring Paco outstanding common stock at $12.25 per share, net of proceeds from the option exercise proceeds, totalling $51,100.

          2. Fees  and  expenses  related  to  the  acquisition  totalling
             $1,500.


          3. Interest expense  on additional  borrowings.

             Less average  cash savings on the following:

          1. Selling, general and administrative expense savings estimated at $1,400 per annum

          2. Paco common dividends of $.1O per share per quarter.


     C.) Record annual amortization of goodwill related to the Paco acquisition based on an estimated 40 year life.

     D.) Record income taxes at average domestic tax rate in 1994 of 37.8% on all deductible expenses.





                                      Signatures


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE WEST COMPANY, INCORPORATED




                                        By:
                                        ------------------------------------
                                        Raymond J. Land
                                        Senior Vice President
                                        Finance and Administration

Date:  May 11, 1995

                                EXHIBIT INDEX

Exhibit
- -----------------------------------------------------------------------------

99.1 Agreement and Plan of Merger, dated March 24, 1995, among the Company, Purchaser and Paco. (incorporated by reference to Exhibit (c)(1) of the Schedule 14D-1).

99.2 Text of Press Release, dated April 27, 1995, issued by the Company.

99.3 Credit Agreement dated October 21, 1994 by and between the Company and CoreStates, as amended (incorporated by reference to Exhibit
     (b)(1) of the Schedule 14D-1).

     THE WEST COMPANY               NEWS RELEASE
                                   NYSE SYMBOL: WEST
     CORPORATE OFFICES
     101 Gordon Drive
     P. O. Box 645
     Lionville, PA 19341-0645
     610-594-2900
     FAX.- 610-594-3000


     FOR RELEASE:        Immediate             CONTACT: Stephen M. Heumann
                                                        Vice President and
                                                        Treasurer
                                                        (610) 594-3346

                            THE WEST COMPANY, INCORPORATED
                           COMPLETES PACO SHORT FORM MERGER



     LIONVILLE, PA, April 27, 1995 - The West Company, Incorporated (NYSE: WEST)

     announced  today that it  completed its acquisition  of Paco Pharmaceutical

     Services, Inc. via a short-form merger.   The merger follows the completion

     of West's $12.25 per share cash  tender offer for Paco common stock.   West

     purchased in the offer 3,951,595 shares  of Paco, approximately 99% of  the

     shares outstanding.   As a  result of the  merger, each remaining  share of

     Paco common stock  (other than  any dissenting shares)  has been  converted into the  right to receive  $12.25 cash  per share, and  Paco has become  a wholly-owned subsidiary of West.



     The West  Company is a premier supplier of products that satisfy the unique filling,  sealing, dispensing  and delivery  needs of  the health  care and consumer  products  industries.  Over  85  percent  of  West's  revenue is generated by the health care markets.  Products  include  stoppers,

     closures,  containers, medical  device  components  and  assemblies

     made  from elastomers,  metal,  plastic and  glass.   West  also

     manufactures related packaging machinery.





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